UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Global Opportunities Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/17

	Class A Shares of the Fund

	Without Sales Charge	With Sales Charge	MSCI All Country (AC)
			World Index
6-Month	15.81%	9.15%	8.18%
1-Year	37.19	29.30	15.04
5-Year	13.60	12.27	8.37
10-Year	9.16	8.51	4.00

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Performance Discussion

Starting with the fourth quarter of 2016, markets were largely driven by a turn in expectations. The catalyst was the outcome of the Presidential election in the U.S. and a reassessment of electoral dynamics elsewhere. Equity markets throughout the world rose strongly as investors hoped for and anticipated stronger growth. Nearly every sector of the Fund’s benchmark, the MSCI All Country World Index (the “Index”), produced positive returns, with the exception of real estate.

Against this backdrop, the Fund’s Class A shares (without sales charge) generated a return of 15.81% during the reporting period, outperforming the Index, which returned 8.18%. We like to invest in companies with considerable intellectual property, where there is the potential for transformational monetization in the future. No surprise then that more than 50% of the portfolio is invested in health care and information technology at period end, and 70% in health care, information technology and consumer discretionary. The Fund outperformed the Index in eight out of eleven sectors of the Index this period, led by information technology and health care. Consumer discretionary was a detractor from relative performance this reporting period, due largely to stock selection. An underweight position along with stock selection in financials and stock selection in materials also detracted from relative performance this period.

TOP INDIVIDUAL CONTRIBUTORS

The top three performing holdings of the Fund this reporting period were Advanced Micro Devices, Inc., Nektar Therapeutics and Coherent, Inc.

Advanced Micro Devices (AMD) has been in the portfolio for many years. This company has been riding a wave of strong new products. Also, AMD holds a leading position in chipsets for video gaming, a very fast growing business. The company’s competitive position has improved on many fronts, and we continue to like its opportunities.

Nektar Therapeutics is a U.S. biopharmaceutical company and is the largest holding in the Fund. The company announced good results for a Phase III clinical trial for NKTR-181, an addiction resistant opioid. We believe that there is more to come in the company’s pipeline over the next several years, which could move the shares higher.

Coherent is a U.S. producer of lasers used in a wide variety of industrial applications. In 2016, they acquired Rofin-SinarTechnologies Inc., another laser producer. Both the organic and newly combined businesses have been doing well.

3          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TOP INDIVIDUAL DETRACTORS

Top detractors from performance this reporting period included Fingerprint Cards AB, M3, Inc. and Arrowhead Pharmaceuticals, Inc.

Fingerprint Cards is the leading supplier of fingerprint sensors in the world, and the stock has done well for us over the long term. However, they no longer have that market to themselves, and that has prompted us to exit our position.

M3 is a Japanese company that hosts a unique online medical information portal that serves doctors and other medical professionals with information on drugs, devices, and other treatment protocols. Many pharma and device companies also find it to be a highly efficient way to inform medical professionals about their products. Expectations probably got too high for M3 and a “miss” resulted for their calendar third quarter results. We have few concerns about M3 though, believing it has the potential to do well over time.

Arrowhead Pharmaceuticals announced in the fourth quarter of 2016 that it was reorganizing its clinical development program. The implication of this being that there would be no good news to share on its clinical efforts for at least a year. We trimmed our position, but it remains in the portfolio at period end.

STRATEGY & OUTLOOK

We remain largely focused on investments in companies with sizable, transformational growth potential. Many are in relatively early stages of that development. Some of our holdings will only be moderately successful, some may even flop. However, we believe that a good percentage of them can become substantial, and our ownership can be meaningfully rewarded. This requires patience. Emerging companies, some of the best we’ve ever seen, have experienced setbacks or encounter periods of difficulty. Patience is a critical part of our ability to be successful. This period being a good example; our top two contributors are companies we have owned for years. Each has had a number of ups and downs but our thesis on each is working.

Frank V. Jennings, Ph. D. Portfolio Manager

4          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Nektar Therapeutics, Cl. A	12.5%
Advanced Micro Devices, Inc.	6.5
Coherent, Inc.	4.1
Genmab AS	2.6
Nintendo Co. Ltd.	2.1
H. Lundbeck AS	2.1
Seattle Genetics, Inc.	1.9
Applied Materials, Inc.	1.7
Tesla, Inc.	1.5
Pandora AS	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	56.1%
United Kingdom	11.3
Japan	8.4
Germany	7.7
Denmark	7.3
Italy	3.2
France	2.9
Belgium	0.9
Russia	0.8
Canada	0.7

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2017, and are based on total market value of investments.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on the total market value of investments.

5          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	15.81%	37.19%	13.60%	9.16%
Class B (OGGIX)	10/10/95	15.38	36.16	12.68	8.61
Class C (OGICX)	12/1/93	15.36	36.18	12.75	8.34
Class I (OGIIX)	1/27/12	16.05	37.78	14.11	15.20	*
Class R (OGINX)	3/1/01	15.68	36.86	13.27	8.82
Class Y (OGIYX)	2/1/01	15.95	37.54	13.89	9.47

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	9.15%	29.30%	12.27%	8.51%
Class B (OGGIX)	10/10/95	10.38	31.16	12.43	8.61
Class C (OGICX)	12/1/93	14.36	35.18	12.75	8.34
Class I (OGIIX)	1/27/12	16.05	37.78	14.11	15.20	*
Class R (OGINX)	3/1/01	15.68	36.86	13.27	8.82
Class Y (OGIYX)	2/1/01	15.95	37.54	13.89	9.47

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes.

6          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Actual	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During 6 Months Ended March 31, 2017
Class A	$ 1,000.00	$ 1,158.10	$ 6.26
Class B	1,000.00	1,153.80	10.36
Class C	1,000.00	1,153.60	10.35
Class I	1,000.00	1,160.50	3.99
Class R	1,000.00	1,156.80	7.66
Class Y	1,000.00	1,159.50	4.96

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.15	5.86
Class B	1,000.00	1,015.36	9.69
Class C	1,000.00	1,015.36	9.69
Class I	1,000.00	1,021.24	3.74
Class R	1,000.00	1,017.85	7.17
Class Y	1,000.00	1,020.34	4.64

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.16%
Class B	1.92
Class C	1.92
Class I	0.74
Class R	1.42
Class Y	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—23.0%
Auto Components—1.0%
Brembo SpA	300,000	$22,194,951
Continental AG	100,000	21,922,740
		44,117,691

Automobiles—1.5%
Tesla, Inc.[1]	250,000	69,575,000
Diversified Consumer Services—0.6%
Sotheby’s1	600,000	27,288,000
Hotels, Restaurants & Leisure—0.9%
InterContinental Hotels Group plc	833,333	40,804,310
Household Durables—2.1%
De’ Longhi SpA	1,000,000	29,081,026
iRobot Corp.[1]	1,000,000	66,140,000
		95,221,026

Internet & Catalog Retail—4.2%
AO World plc[1]	5,000,000	8,451,243
ASKUL Corp.	600,000	17,628,466
ASOS plc[1]	700,000	52,871,091
boohoo.com plc[1]	20,000,000	42,065,916
Rakuten, Inc.	2,000,000	20,069,339
SRP Groupe SA1,2	500,000	12,302,944
Yoox Net-A-Porter Group SpA[1]	590,000	14,048,588
Zalando SE1,2	600,000	24,276,345
		191,713,932

Leisure Products—2.1%
Nintendo Co. Ltd.	400,000	93,034,589
Media—2.5%
CyberAgent, Inc.	1,600,000	47,424,275
Lions Gate Entertainment Corp.	250,000	6,640,000
Lions Gate Entertainment Corp., Cl. B1	250,000	6,095,000
Schibsted ASA, Cl. A	450,000	11,594,018
Stroeer SE & Co. KGaA	300,000	16,698,635
Technicolor SA	5,000,000	23,038,357
		111,490,285

Specialty Retail—3.4%
Jin Co. Ltd.	600,000	31,367,675
RH1	1,000,000	46,260,000
SuperGroup plc	3,000,000	55,884,388

	Shares	Value
Specialty Retail (Continued)
Urban Outfitters, Inc.[1]	800,000	$19,008,000
		152,520,063

Textiles, Apparel & Luxury Goods—4.7%
adidas AG	200,000	38,034,403
Brunello Cucinelli SpA	1,500,000	35,683,584
Iconix Brand Group, Inc.[1,3]	6,000,000	45,120,000
Mulberry Group plc	500,000	6,906,936
OVS SpA[2]	3,000,000	18,626,421
Pandora AS	600,000	66,478,127
		210,849,471

Consumer Staples—1.4%
Food & Staples Retailing—0.2%
Whole Foods Market, Inc.	400,000	11,888,000
Personal Products—1.2%
Ci:z Holdings Co. Ltd.	1,800,000	53,491,465
Financials—4.4%
Capital Markets—2.2%
Allied Minds plc[1]	4,000,000	15,268,205
IP Group plc[1]	20,785,545	40,805,927
Rothschild & Co.	1,500,000	42,989,502
		99,063,634

Commercial Banks—0.8%
Blancco Technology Group plc	851,710	2,420,440
Sberbank of Russia PJSC, Sponsored ADR	3,000,000	34,520,640
		36,941,080

Diversified Financial Services—0.4%
IG Group Holdings plc	3,000,000	18,693,808
Real Estate Investment Trusts (REITs)—0.7%
British Land Co. plc (The)	4,000,000	30,595,461
Real Estate Management & Development—0.3%
Purplebricks Group plc[1]	4,000,000	14,214,311
Health Care—30.3%
Biotechnology—7.1%
Abcam plc	1,000,000	10,347,189

10          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
Biotechnology (Continued)
Arrowhead Pharmaceuticals, Inc.[1]	3,000,000	$5,550,000
Exact Sciences Corp.[1]	2,500,000	59,050,000
Genmab AS1	600,000	115,647,830
Halozyme Therapeutics, Inc.[1]	1,000,000	12,960,000
Innate Pharma SA1	1,000,000	12,467,608
Rigel Pharmaceuticals, Inc.[1,3]	5,000,000	16,550,000
Seattle Genetics, Inc.[1]	1,400,000	88,004,000
		320,576,627

Health Care Equipment & Supplies—4.3%
Align Technology, Inc.[1]	300,000	34,413,000
Carl Zeiss Meditec AG	1,000,000	42,649,129
Consort Medical plc[3]	2,856,109	37,032,305
Ion Beam Applications	400,000	21,872,111
Nevro Corp.[1]	600,000	56,220,000
		192,186,545

Health Care Providers & Services—0.5%
Amplifon SpA	2,000,000	24,076,626

Health Care Technology—1.1%
M3, Inc.	2,000,000	49,715,833

Life Sciences Tools & Services—1.9%
Bruker Corp.	1,400,000	32,662,000
MorphoSys AG1	900,000	52,799,838
		85,461,838

Pharmaceuticals—15.4%
GW Pharmaceuticals plc, ADR[1]	100,000	12,094,000
H. Lundbeck AS	2,000,000	92,782,633
Merck KGaA	200,000	22,778,530
Nektar Therapeutics, Cl. A1,3	24,000,000	563,280,000
		690,935,163

Industrials—10.6%
Aerospace & Defense—3.0%
Boeing Co. (The)	300,000	53,058,000
Hexcel Corp.	700,000	38,185,000

	Shares	Value
Aerospace & Defense (Continued)
United Technologies Corp.	400,000	$44,884,000
		136,127,000

Air Freight & Couriers—0.3%
Expeditors International of Washington, Inc.	250,000	14,122,500
Commercial Services & Supplies—0.8%
Rollins, Inc.	1,000,000	37,130,000
Electrical Equipment—2.2%
Emerson Electric Co.	653,224	39,101,989
OSRAM Licht AG	500,000	31,346,682
Sensata Technologies Holding NV1	600,000	26,202,000
		96,650,671

Machinery—3.0%
Albany International Corp., Cl. A	400,000	18,420,000
FANUC Corp.	200,000	41,104,943
SLM Solutions Group AG1,3	1,200,000	47,701,219
Spirax-Sarco Engineering plc	464,285	27,771,360
		134,997,522

Professional Services—1.3%
Acacia Research Corp.[1]	2,500,000	14,375,000
Bureau Veritas SA	450,000	9,493,348
Teleperformance	300,000	32,414,646
		56,282,994

Information Technology—25.0%
Electronic Equipment, Instruments, & Components—6.9%
Cognex Corp.	600,000	50,370,000
Coherent, Inc.[1]	900,000	185,076,000
Corning, Inc.	1,000,000	27,000,000
Dolby Laboratories, Inc., Cl. A	800,000	41,928,000
Next Biometrics Group AS1	660,000	7,034,272
		311,408,272

Internet Software & Services—2.2%
Alarm.com Holdings, Inc.[1]	400,000	12,296,000
Angie’s List, Inc.[1]	2,000,000	11,400,000
Hortonworks, Inc.[1]	2,000,000	19,620,000

11          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet Software & Services (Continued)
Pandora Media, Inc.[1]	1,000,000	$11,810,000
Twitter, Inc.[1]	3,000,000	44,850,000
		99,976,000

IT Services—0.4%
Square, Inc., Cl. A1	1,000,000	17,280,000

Semiconductors & Semiconductor Equipment—10.0%
Advanced Micro Devices, Inc.[1]	20,000,000	291,000,000
Applied Materials, Inc.	2,000,000	77,800,000
Infineon Technologies AG	1,000,000	20,418,903
ON Semiconductor Corp.[1]	1,200,000	18,588,000
STMicroelectronics NV	1,000,000	15,305,007
Synaptics, Inc.[1]	500,000	24,755,000
		447,866,910

Software—4.0%
A10 Networks, Inc.[1]	2,000,000	18,300,000
Blue Prism Group plc[1]	3,000,000	18,610,658
Globant SA1	300,000	10,920,000
PTC, Inc.[1]	1,200,000	63,060,000
SDL plc	2,000,000	14,534,076
Tableau Software, Inc., Cl. A1	200,000	9,910,000
WANdisco plc[1,3]	5,276,000	27,998,845
Zendesk, Inc.[1]	600,000	16,824,000
		180,157,579

	Shares	Value
Technology Hardware, Storage & Peripherals—1.5%
3D Systems Corp.[1]	1,359,600	$20,339,616
BlackBerry Ltd.[1]	4,000,000	31,000,000
Xaar plc[3]	4,000,000	17,747,909
		69,087,525

Materials—3.5%
Chemicals—3.5%
Croda International plc	482,758	21,574,419
Novozymes AS, Cl. B	1,500,000	59,455,766
Symrise AG	500,000	33,252,156
Toray Industries, Inc.	3,000,000	26,648,255
Umicore SA	300,000	17,090,392
		158,020,988
Total Common Stocks (Cost $2,815,688,881)		4,423,562,719

Investment Company—2.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[3,4] (Cost $129,056,580)	129,056,580	129,056,580

Total Investments, at Value (Cost $2,944,745,461)	101.1%	4,552,619,299

Net Other Assets (Liabilities)	(1.1)	(49,092,878)

Net Assets	100.0%	$4,503,526,421

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $55,205,710 or 1.23% of the Fund’s net assets at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017

Consort Medical plc	2,856,109	—	—	2,856,109
Iconix Brand Group, Inc.	6,000,000	—	—	6,000,000
Nektar Therapeutics, Cl. A	25,000,000	—	1,000,000	24,000,000

12          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Footnotes to Statement of Investments

(Continued)

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017

Oppenheimer Institutional
Government Money Market Fund, Cl. E	323,178,551	561,870,417	755,992,388	129,056,580
Rigel Pharmaceuticals, Inc.[a]	5,000,000	—	—	5,000,000
SLM Solutions Group AG	—	1,200,000	—	1,200,000
WANdisco plc	5,276,000	—	—	5,276,000
Xaar plc	4,000,000	—	—	4,000,000

		Value	Income	Realized Loss
Consort Medical plc		$37,032,305	$498,308	$—
Iconix Brand Group, Inc.		45,120,000	—	—
Nektar Therapeutics, Cl. A		563,280,000	—	1,520,997
Oppenheimer Institutional Government Money Market Fund, Cl. E		129,056,580	278,864	—
Rigel Pharmaceuticals, Inc.[a]		—[b]	—	—
SLM Solutions Group AG		47,701,219	—	—
WANdisco plc		27,998,845	—	—
Xaar plc		17,747,909	—	—

Total		$867,936,858	$777,172	$1,520,997

a. No longer an affiliate at period end.

b. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$2,554,364,685	56.1%
United Kingdom	516,692,796	11.3
Japan	380,484,841	8.4
Germany	351,878,579	7.7
Denmark	334,364,356	7.3
Italy	143,711,197	3.2
France	132,706,405	2.9
Belgium	38,962,503	0.9
Russia	34,520,640	0.8
Canada	31,000,000	0.7
Norway	18,628,290	0.4
Switzerland	15,305,007	0.3

Total	$4,552,619,299	100.0%

See accompanying Notes to Financial Statements.

13          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,364,525,593)	$3,684,682,441
Affiliated companies (cost $580,219,868)	867,936,858

4,552,619,299

Cash	3,988,866

Receivables and other assets:
Shares of beneficial interest sold	22,233,843
Dividends	3,500,254
Investments sold	301,574
Other	285,459

Total assets	4,582,929,295

Liabilities
Payables and other liabilities:
Investments purchased	71,499,268
Shares of beneficial interest redeemed	6,583,959
Distribution and service plan fees	698,413
Trustees’ compensation	521,585
Shareholder communications	10,006
Other	89,643

Total liabilities	79,402,874

Net Assets	$4,503,526,421

Composition of Net Assets
Par value of shares of beneficial interest	$83,823

Additional paid-in capital	2,876,004,032

Accumulated net investment loss	(39,782,284)

Accumulated net realized gain on investments and foreign currency transactions	59,525,051

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,607,695,799

Net Assets	$4,503,526,421

14          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,747,058,173 and 50,410,076 shares of beneficial interest outstanding)	$54.49

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$57.81

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,773,937 and 366,072 shares of beneficial interest outstanding)	$48.55

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $548,539,791 and 11,282,944 shares of beneficial interest outstanding)	$48.62

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $177,627,438 and 3,220,856 shares of beneficial interest outstanding)	$55.15

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $163,008,789 and 3,099,368 shares of beneficial interest outstanding)	$52.59

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $849,518,293 and 15,443,466 shares of beneficial interest outstanding)	$55.01

See accompanying Notes to Financial Statements.

15          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,017,935)	$10,977,379
Affiliated companies	777,172

Interest	1,071

Total investment income	11,755,622

Expenses
Management fees	13,556,156

Distribution and service plan fees:
Class A	3,006,836
Class B	95,443
Class C	2,365,164
Class R	331,392

Transfer and shareholder servicing agent fees:
Class A	2,719,522
Class B	21,085
Class C	521,725
Class I	20,686
Class R	146,352
Class Y	711,413

Shareholder communications:
Class A	25,837
Class B	247
Class C	3,839
Class I	138
Class R	488
Class Y	5,640

Custodian fees and expenses	77,308

Borrowing fees	33,620

Trustees’ compensation	31,259

Other	79,557

Total expenses	23,753,707
Less waivers and reimbursements of expenses	(215,337)

Net expenses	23,538,370

Net Investment Loss	(11,782,748)

16          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$92,988,268
Affiliated companies	(1,520,997)
Foreign currency transactions	(392,035)

Net realized gain	91,075,236

Net change in unrealized appreciation/depreciation on:
Investment transactions:	534,096,639
Translation of assets and liabilities denominated in foreign currencies	(183,185)

Net change in unrealized appreciation/depreciation	533,913,454

Net Increase in Net Assets Resulting from Operations	$613,205,942

See accompanying Notes to Financial Statements.

17          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016

Operations
Net investment loss	$(11,782,748)	$(15,276,992)

Net realized gain	91,075,236	384,662,328

Net change in unrealized appreciation/depreciation	533,913,454	499,858,775

Net increase in net assets resulting from operations	613,205,942	869,244,111

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,341,950)	(2,498,534)
Class B	—	—
Class C	—	—
Class I	(869,379)	(417,267)
Class R	(153,977)	—
Class Y	(3,223,850)	(1,437,880)

	(10,589,156)	(4,353,681)

Distributions from net realized gain:
Class A	(171,785,130)	(13,245,759)
Class B	(1,513,021)	(214,901)
Class C	(36,239,675)	(2,674,555)
Class I	(9,011,793)	(441,196)
Class R	(9,337,663)	(559,977)
Class Y	(42,595,721)	(2,322,865)

	(270,483,003)	(19,459,253)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	17,704,156	(166,672,209)
Class B	(6,940,332)	(17,539,711)
Class C	36,906,835	(14,781,468)
Class I	36,220,540	34,089,952
Class R	27,116,756	11,568,952
Class Y	236,285,431	78,252,563

	347,293,386	(75,081,921)

Net Assets
Total increase	679,427,169	770,349,256

Beginning of period	3,824,099,252	3,053,749,996

End of period (including accumulated net investment loss of $39,782,284 and $17,410,380, respectively)	$4,503,526,421	$3,824,099,252

See accompanying Notes to Financial Statements.

18          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$50.76	$39.42	$38.67	$38.11	$29.80	$26.21

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.14)	(0.17)	(0.27)	(0.07)	(0.07)	0.09
Net realized and unrealized gain	7.49	11.81	1.13	0.63	8.71	3.65

Total from investment operations	7.35	11.64	0.86	0.56	8.64	3.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.05)	(0.11)	0.00	(0.33)	(0.15)
Distributions from net realized gain	(3.49)	(0.25)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.62)	(0.30)	(0.11)	0.00	(0.33)	(0.15)

Net asset value, end of period	$54.49	$50.76	$39.42	$38.67	$38.11	$29.80

Total Return, at Net Asset Value[3]	15.81%	29.66%	2.22%	1.47%	29.36%	14.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,747,058	$2,529,288	$2,118,295	$2,293,999	$2,192,080	$1,863,475

Average net assets (in thousands)	$2,479,685	$2,281,847	$2,299,089	$2,422,818	$1,896,481	$1,838,208

Ratios to average net assets:[4]
Net investment income (loss)	(0.56)%	(0.39)%	(0.66)%	(0.17)%	(0.23)%	0.31%
Expenses excluding specific expenses listed below	1.17%	1.18%	1.18%	1.17%	1.21%	1.22%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.17%	1.18%	1.18%	1.17%	1.21%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.18%[7]	1.18%[7]	1.17%[7]	1.21%[7]	1.22%[7]

Portfolio turnover rate	11%	26%	16%	16%	27%	57%

19          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.17%
Year Ended September 30, 2016	1.18%
Year Ended September 30, 2015	1.18%
Year Ended September 30, 2014	1.17%
Year Ended September 30, 2013	1.21%
Year Ended September 28, 2012	1.22%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class B	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$45.66	$35.71	$35.21	$34.98	$27.32	$24.10

Income (loss) from investment operations:
Net investment loss[2]	(0.29)	(0.47)	(0.53)	(0.38)	(0.33)	(0.16)
Net realized and unrealized gain	6.67	10.67	1.03	0.61	8.02	3.38

Total from investment operations	6.38	10.20	0.50	0.23	7.69	3.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized gain	(3.49)	(0.25)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.49)	(0.25)	0.00	0.00	(0.03)	0.00

Net asset value, end of period	$48.55	$45.66	$35.71	$35.21	$34.98	$27.32

Total Return, at Net Asset Value[3]	15.38%	28.68%	1.42%	0.66%	28.17%	13.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,774	$23,917	$34,617	$57,192	$79,296	$87,841

Average net assets (in thousands)	$19,163	$28,303	$45,754	$71,794	$76,488	$102,521

Ratios to average net assets:[4]
Net investment loss	(1.34)%	(1.19)%	(1.43)%	(1.04)%	(1.14)%	(0.59)%
Expenses excluding specific expenses listed below	1.93%	1.94%	1.94%	2.01%	2.27%	2.24%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.93%	1.94%	1.94%	2.01%	2.27%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.94%[7]	1.94%[7]	1.99%	2.14%	2.11%

Portfolio turnover rate	11%	26%	16%	16%	27%	57%

21          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.93%
Year Ended September 30, 2016	1.94%
Year Ended September 30, 2015	1.94%
Year Ended September 30, 2014	2.01%
Year Ended September 30, 2013	2.27%
Year Ended September 28, 2012	2.24%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class C	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$45.72	$35.75	$35.24	$34.99	$27.39	$24.13

Income (loss) from investment operations:
Net investment loss[2]	(0.29)	(0.45)	(0.52)	(0.34)	(0.29)	(0.12)
Net realized and unrealized gain	6.68	10.67	1.03	0.59	8.02	3.38

Total from investment operations	6.39	10.22	0.51	0.25	7.73	3.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.13)	0.00
Distributions from net realized gain	(3.49)	(0.25)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.49)	(0.25)	0.00	0.00	(0.13)	0.00

Net asset value, end of period	$48.62	$45.72	$35.75	$35.24	$34.99	$27.39

Total Return, at Net Asset Value[3]	15.36%	28.71%	1.45%	0.72%	28.35%	13.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$548,540	$475,199	$385,550	$420,778	$392,294	$340,428

Average net assets (in thousands)	$475,917	$421,487	$416,534	$438,648	$342,250	$345,798

Ratios to average net assets:[4]
Net investment loss	(1.31)%	(1.14)%	(1.41)%	(0.93)%	(0.98)%	(0.44)%
Expenses excluding specific expenses listed below	1.93%	1.94%	1.94%	1.92%	1.97%	1.97%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.93%	1.94%	1.94%	1.92%	1.97%	1.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.94%[7]	1.94%[7]	1.92%[7]	1.97%[7]	1.97%[7]

Portfolio turnover rate	11%	26%	16%	16%	27%	57%

23          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.93%
Year Ended September 30, 2016	1.94%
Year Ended September 30, 2015	1.94%
Year Ended September 30, 2014	1.92%
Year Ended September 30, 2013	1.97%
Year Ended September 28, 2012	1.97%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class I	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$51.43	$39.93	$39.18	$38.45	$30.07	$29.69

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	0.02	(0.09)	0.13	0.03	0.10
Net realized and unrealized gain	7.58	11.97	1.13	0.60	8.82	0.28

Total from investment operations	7.55	11.99	1.04	0.73	8.85	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.24)	(0.29)	0.00	(0.47)	0.00
Distributions from net realized gain	(3.49)	(0.25)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.83)	(0.49)	(0.29)	0.00	(0.47)	0.00

Net asset value, end of period	$55.15	$51.43	$39.93	$39.18	$38.45	$30.07

Total Return, at Net Asset Value[4]	16.05%	30.21%	2.67%	1.90%	29.97%	1.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,627	$127,643	$69,700	$55,279	$32,235	$1,400

Average net assets (in thousands)	$138,572	$89,556	$67,065	$48,088	$20,251	$272

Ratios to average net assets:[5]
Net investment income (loss)	(0.12)%	0.04%	(0.21)%	0.32%	0.10%	0.53%
Expenses excluding specific expenses listed below	0.74%	0.75%	0.75%	0.74%	0.76%	0.76%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.74%	0.75%	0.75%	0.74%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%[8]	0.75%[8]	0.75%[8]	0.74%[8]	0.76%[8]	0.76%[8]

Portfolio turnover rate	11%	26%	16%	16%	27%	57%

25          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.74%
Year Ended September 30, 2016	0.75%
Year Ended September 30, 2015	0.75%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.76%
Period Ended September 28, 2012	0.76%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class R	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$49.10	$38.19	$37.46	$37.02	$28.96	$25.47

Income (loss) from investment operations:
Net investment loss[2]	(0.19)	(0.27)	(0.36)	(0.18)	(0.18)	(0.01)
Net realized and unrealized gain	7.23	11.43	1.09	0.62	8.47	3.56

Total from investment operations	7.04	11.16	0.73	0.44	8.29	3.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	0.00	0.00	(0.23)	(0.06)
Distributions from net realized gain	(3.49)	(0.25)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.55)	(0.25)	0.00	0.00	(0.23)	(0.06)

Net asset value, end of period	$52.59	$49.10	$38.19	$37.46	$37.02	$28.96

Total Return, at Net Asset Value[3]	15.68%	29.34%	1.95%	1.19%	28.88%	13.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163,009	$123,310	$85,548	$91,043	$99,915	$91,603

Average net assets (in thousands)	$133,636	$100,670	$91,765	$101,911	$90,808	$90,891

Ratios to average net assets:[4]
Net investment loss	(0.80)%	(0.64)%	(0.91)%	(0.46)%	(0.57)%	(0.04)%
Expenses excluding specific expenses listed below	1.43%	1.44%	1.43%	1.45%	1.56%	1.57%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.43%	1.44%	1.43%	1.45%	1.56%	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.44%[7]	1.43%[7]	1.45%[7]	1.56%[7]	1.57%[7]

Portfolio turnover rate	11%	26%	16%	16%	27%	57%

27          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.43%
Year Ended September 30, 2016	1.44%
Year Ended September 30, 2015	1.43%
Year Ended September 30, 2014	1.45%
Year Ended September 30, 2013	1.56%
Year Ended September 28, 2012	1.57%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class Y	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$51.28	$39.82	$39.07	$38.40	$30.04	$26.43

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.07)	(0.06)	(0.17)	0.04	0.01	0.18
Net realized and unrealized gain	7.55	11.92	1.13	0.63	8.77	3.67

Total from investment operations	7.48	11.86	0.96	0.67	8.78	3.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.15)	(0.21)	0.00	(0.42)	(0.24)
Distributions from net realized gain	(3.49)	(0.25)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.75)	(0.40)	(0.21)	0.00	(0.42)	(0.24)

Net asset value, end of period	$55.01	$51.28	$39.82	$39.07	$38.40	$30.04

Total Return, at Net Asset Value[3]	15.95%	29.98%	2.46%	1.75%	29.69%	14.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$849,518	$544,742	$360,040	$409,448	$308,513	$243,585

Average net assets (in thousands)	$650,728	$422,088	$399,477	$405,921	$252,615	$217,386

Ratios to average net assets:[4]
Net investment income (loss)	(0.30)%	(0.14)%	(0.41)%	0.10%	0.04%	0.60%
Expenses excluding specific expenses listed below	0.93%	0.94%	0.94%	0.92%	0.95%	0.93%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.93%	0.94%	0.94%	0.92%	0.95%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.94%[7]	0.94%[7]	0.92%[7]	0.95%[7]	0.93%[7]

Portfolio turnover rate	11%	26%	16%	16%	27%	57%

29          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.93%
Year Ended September 30, 2016	0.94%
Year Ended September 30, 2015	0.94%
Year Ended September 30, 2014	0.92%
Year Ended September 30, 2013	0.95%
Year Ended September 28, 2012	0.93%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer Global Opportunities Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

31          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are

32          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

2. Significant Accounting Policies (Continued)

based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

33          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,974,949,948

Gross unrealized appreciation	$1,908,092,988
Gross unrealized depreciation	(330,601,676)

Net unrealized appreciation	$1,577,491,312

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has

34          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

3. Securities Valuation (Continued)

delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

35          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

36          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$286,126,000	$750,488,367	$—	$1,036,614,367
Consumer Staples	11,888,000	53,491,465	—	65,379,465
Financials	—	199,508,294	—	199,508,294
Health Care	880,783,000	482,169,632	—	1,362,952,632
Industrials	285,478,489	189,832,198	—	475,310,687
Information Technology	1,004,126,616	121,649,670	—	1,125,776,286
Materials	—	158,020,988	—	158,020,988
Investment Company	129,056,580	—	—	129,056,580

Total Assets	$2,597,458,685	$1,955,160,614	$—	$4,552,619,299

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than

37          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

38          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

4. Investments and Risks (Continued)

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

39          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	5,497,512	$269,777,442	7,459,984	$331,095,542
Dividends and/or distributions reinvested	3,664,534	168,641,856	347,816	14,938,733
Redeemed	(8,580,754)	(420,715,142)	(11,720,569)	(512,706,484)

Net increase (decrease)	581,292	$17,704,156	(3,912,769)	$(166,672,209)

Class B
Sold	23,447	$1,017,536	30,139	$1,196,060
Dividends and/or distributions reinvested	36,050	1,481,645	5,329	207,116
Redeemed	(217,226)	(9,439,513)	(481,083)	(18,942,887)

Net decrease	(157,729)	$(6,940,332)	(445,615)	$(17,539,711)

Class C
Sold	1,243,496	$54,424,258	1,453,768	$58,279,871
Dividends and/or distributions reinvested	825,299	33,961,042	63,976	2,489,937
Redeemed	(1,180,639)	(51,478,465)	(1,907,612)	(75,551,276)

Net increase (decrease)	888,156	$36,906,835	(389,868)	$(14,781,468)

Class I
Sold	805,163	$39,961,333	1,280,177	$57,540,258
Dividends and/or distributions reinvested	210,880	9,810,127	19,538	847,379
Redeemed	(276,954)	(13,550,920)	(563,298)	(24,297,685)

Net increase	739,089	$36,220,540	736,417	$34,089,952

Class R
Sold	761,300	$35,860,866	1,011,380	$42,954,783
Dividends and/or distributions reinvested	200,888	8,929,478	12,572	523,502
Redeemed	(373,982)	(17,673,588)	(752,648)	(31,909,333)

Net increase	588,206	$27,116,756	271,304	$11,568,952

Class Y
Sold	7,207,291	$357,042,330	4,889,433	$224,514,534
Dividends and/or distributions reinvested	896,719	41,625,711	76,571	3,316,290
Redeemed	(3,283,048)	(162,382,610)	(3,385,198)	(149,578,261)

Net increase	4,820,962	$236,285,431	1,580,806	$78,252,563

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

40          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

7. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$718,291,755	$423,075,398

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1.0 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Over $6.0 billion	0.63

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

41          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	34,582
Accumulated Liability as of March 31, 2017	249,939

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans

42          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

8. Fees and Other Transactions with Affiliates (Continued)

continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor

March 31, 2017	$293,499	$—	$7,782	$10,868	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $70,111 for IGMMF management fees. This fee waiver and/ or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$94,173
Class B	663
Class C	18,355
Class R	5,325
Class Y	26,710

This fee waiver and/or reimbursement may be terminated at any time.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

43          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS

Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Opportunities Fund	12/9/16	0.0%	100.0%	0.0%

45          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Frank Jennings, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

46          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct,SM our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800. CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0215.001.0317 May 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/15/2017